SHAREHOLDERS' EQUITY	12 Months Ended
Sep. 30, 2024
Mars Acquisition Corporation
SHAREHOLDERS' EQUITY
SHAREHOLDERS' EQUITY

NOTE 7 — SHAREHOLDERS’ EQUITY

Ordinary Shares  —  The Company is authorized to issue 800,000,000 ordinary shares with a par value of   $0.000125 per share. Holders of the Company’s ordinary shares are entitled to one vote for each share. As of September 30, 2024 and September 30, 2023, there were 2,392,000 ordinary shares outstanding, respectively.

Rights — Each holder of a Right will automatically receive two-tenths (2/10) of one share of ordinary shares upon consummation of a Business Combination, except in cases where the Company not the surviving company in a Business Combination, and even if the holder of such Right redeemed all shares of ordinary shares held by it in connection with a Business Combination. No additional consideration will be required to be paid by a holder of a Right in order to receive its additional shares upon consummation of a Business Combination, as the consideration related thereto has been included in the unit purchase price paid for by investors in the Initial Public Offering. If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of Right to receive the same per share consideration the holders of shares of ordinary shares will receive in the transaction on an as-exchanged for ordinary shares basis, and each holder of a Right will be required to affirmatively exchange its Rights in order to receive the 2/10 share underlying each Right (without paying any additional consideration) upon consummation of a Business Combination. More specifically, the Rights holder will be required to indicate its election to exchange the Right for the underlying shares within a fixed period of time after which period the Rights will expire worthless.

Pursuant to the Rights agreement, a Rights holder may exchange Rights only for a whole number of shares of ordinary shares. This means that the Company will not issue fractional shares in connection with an exchange of Rights, and Rights may be exchanged only in multiples of 5 Rights (subject to adjustment for stock splits, stock dividends, reorganizations, recapitalization and the like). Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of the Cayman Islands Law.

If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Rights will not receive any such funds with respect to their Rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Rights, and the Rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to holders of the Rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the Rights. Accordingly, the Rights may expire worthless.

On January 2, 2025, the Company completed its Business Combination. Simultaneously, holders of Rights received shares in Pubco equal to 2/10 of the ordinary shares issued at the Company’s Initial Public Offering.